UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.21

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 1

ANNUAL REPORT

November 8, 2021

This report provides management’s discussion of fund performance for the AB Limited Duration High Income Portfolio for the annual reporting period ended September 30, 2021.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Class A Shares	2.43%	8.23%

Class C Shares	2.04%	7.43%

Advisor Class Shares[1]	2.56%	8.52%

Bloomberg Global High Yield 1-5 Year Index (USD hedged)	1.97%	9.23%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended September 30, 2021.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Yield-curve positioning was the largest detractor, relative to the benchmark, mostly from an overweight on the five- to 10-year parts of the yield curve in the US. Security selection also detracted, as losses within sovereign bonds, airlines and energy were greater than a gain from selection within real estate investment trusts (“REITS”). From a country allocation perspective, an overweight to the US detracted. Industry allocation contributed, primarily due to the utilization of high-yield credit default swaps and an underweight to REITS, while allocations to credit risk-transfer securities and mortgage-backed securities detracted. Currency decisions did not materially impact returns, as a gain from a long position in the Russian ruble was offset by a loss from a long position in the Brazilian real.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Industry allocation was the primary contributor to performance because of underweights to REITS and sovereign

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bonds. Yield-curve positioning on the five- to 10-year parts of the curve in the US also added. Security selection contributed due to gains within REITS that exceeded losses from selection within energy, banking and technology. An underweight to the eurozone detracted from a country perspective. Currency decisions did not have a material impact on performance during the period.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure, as well as to manage active currency risk. Treasury futures were used to manage duration, country exposure and yield-curve positioning. Equity futures were used to hedge and take active risk. Total return swaps and credit default swaps, both single name and index, were used to hedge credit risk and to take active credit and growth risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed during the 12-month period ended September 30, 2021, as longer-term treasury yields diverged by region, with government bonds in Asia and Italy advancing while government bonds in the UK, Canada and the US fell the most on rising yields. Low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds. Corporate bond returns were higher in Europe than in the US, mostly because of the divergence in government yields and European Central Bank bond purchases. Investment-grade emerging- and developed-market corporate bonds also posted strong relative returns. Emerging-market local-currency bonds outperformed as the US dollar was weaker against most developed-market currencies and was mixed against emerging-market currencies. Securitized assets fell but outperformed the return of US Treasuries. Commodity prices were very strong, with Brent crude oil and copper climbing from pandemic lows.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize its high-quality strategy, which seeks attractive returns with less volatility than traditional high-yield approaches. The Team seeks to manage interest-rate risk by maintaining an average duration of less than four years. The Fund’s primary investments are high-yield corporate fixed-income securities from developed and emerging markets, particularly lower-rated investment-grade and unrated-debt securities.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and assignments and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund invests on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent, subject to the limits of applicable law. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser considers factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest-rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in the US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/7/20111 TO 9/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/20111 to 9/30/2021) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/7/2011.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.22%

1 Year	8.23%	3.64%

5 Years	4.16%	3.26%

Since Inception[2]	4.67%	4.21%

CLASS C SHARES			1.56%

1 Year	7.43%	6.43%

5 Years	3.39%	3.39%

Since Inception[2,3]	3.90%	3.90%

ADVISOR CLASS SHARES[4]			2.56%

1 Year	8.52%	8.52%

5 Years	4.43%	4.43%

Since Inception[2]	4.94%	4.94%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.79% and 0.79% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2021.

2	Inception date: 12/7/2011.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.64%

5 Years	3.26%

Since Inception[1]	4.21%

CLASS C SHARES

1 Year	6.43%

5 Years	3.39%

Since Inception[1,2]	3.90%

ADVISOR CLASS SHARES[3]

1 Year	8.52%

5 Years	4.43%

Since Inception[1]	4.94%

1	Inception date: 12/7/2011.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.30	$4.82	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class C
Actual	$1,000	$1,020.40	$8.61	1.70%
Hypothetical**	$1,000	$1,016.55	$8.59	1.70%
Advisor Class
Actual	$1,000	$1,025.60	$3.55	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%
Class R
Actual	$1,000	$1,023.80	$6.09	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%
Class K
Actual	$1,000	$1,025.10	$4.82	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class I
Actual	$1,000	$1,025.40	$3.55	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $376.0

1

All data are as of September 30, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2021

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 43.6%
Industrial – 37.8%
Basic – 2.8%
Ahlstrom-Munksjo Holding 3 Oy 3.625%, 02/04/2028(a)	EUR	100	$117,856
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)	U.S.$	210	218,301
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		294	313,413
9.875%, 10/17/2025(a)		245	281,123
FMG Resources (August 2006) Pty Ltd. 5.125%, 05/15/2024(a)		205	218,979
Freeport-McMoRan, Inc. 3.875%, 03/15/2023		521	537,307
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		329	335,396
Hecla Mining Co. 7.25%, 02/15/2028		298	320,910
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	100	119,044
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)		257	300,375
3.375%, 01/15/2026(a)	U.S.$	311	314,256
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	280	320,861
Kleopatra Finco SARL 4.25%, 03/01/2026(a)		920	1,043,388
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.25%, 12/15/2025(a)	U.S.$	690	719,567
OCI NV 5.25%, 11/01/2024(a)		222	228,245
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC/Reynolds Gro 4.00%, 10/15/2027(a)		1,423	1,410,591
Peabody Energy Corp. 8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(b)		623	550,442
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		695	703,639
Sealed Air Corp. 5.25%, 04/01/2023(a)		305	318,734
SPCM SA 3.125%, 03/15/2027(a)		862	861,983

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

thyssenkrupp AG 2.875%, 02/22/2024(a)	EUR	343	$407,680
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028(a)	U.S.$	227	229,897
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		516	530,850

			10,402,837

Capital Goods – 3.2%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(b)	EUR	251	302,088
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)	U.S.$	523	541,661
5.25%, 08/15/2027(a)		521	530,701
Ball Corp. 4.00%, 11/15/2023		700	738,269
Bombardier, Inc. 7.50%, 03/15/2025(a)		26	26,574
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		852	885,662
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		72	71,088
Crown European Holdings SA 2.25%, 02/01/2023(a)	EUR	116	137,075
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)	U.S.$	1,143	1,185,862
GFL Environmental, Inc. 3.75%, 08/01/2025(a)		355	365,235
4.00%, 08/01/2028(a)		489	485,464
5.125%, 12/15/2026(a)		64	67,125
Griffon Corp. 5.75%, 03/01/2028		387	408,707
LSB Industries, Inc. 6.25%, 10/15/2028(a)		328	331,785
Madison IAQ LLC 4.125%, 06/30/2028(a)		696	696,000
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	931	1,122,769
Silgan Holdings, Inc. 2.25%, 06/01/2028		412	481,001
Tervita Corp. 11.00%, 12/01/2025(a)	U.S.$	389	440,484
TK Vertical US Newco, Inc. 5.25%, 07/15/2027(a)		847	889,807
TransDigm, Inc. 8.00%, 12/15/2025(a)		275	292,889

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triumph Group, Inc. 6.25%, 09/15/2024(a)	U.S.$	491	$491,398
8.875%, 06/01/2024(a)		341	374,974
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	440	521,651
5.50%, 08/15/2026(a)	U.S.$	232	243,284
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		262	279,819

			11,911,372

Communications - Media – 4.0%
Altice Financing SA 2.25%, 01/15/2025(a)	EUR	106	118,314
5.00%, 01/15/2028(a)	U.S.$	782	745,793
AMC Networks, Inc. 5.00%, 04/01/2024		284	288,260
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	110	128,875
5.375%, 03/01/2025(a)	U.S.$	999	1,030,838
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(a)		614	617,125
5.125%, 05/01/2027(a)		352	366,566
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		1,168	1,208,331
CSC Holdings LLC 6.75%, 11/15/2021		346	347,239
DISH DBS Corp. 5.00%, 03/15/2023		63	65,338
5.875%, 07/15/2022		246	253,510
7.75%, 07/01/2026		145	163,840
iHeartCommunications, Inc. 6.375%, 05/01/2026		508	534,863
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		599	637,480
Mav Acquisition Corp. 5.75%, 08/01/2028(a)		714	700,955
Meredith Corp. 6.875%, 02/01/2026		575	594,809
Netflix, Inc. 3.625%, 05/15/2027	EUR	1,136	1,520,795
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00%, 08/15/2027(a)	U.S.$	373	382,627
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		431	427,380
Sirius XM Radio, Inc. 3.125%, 09/01/2026(a)		736	746,002

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.00%, 07/15/2028(a)	U.S.$	972	$989,224
Summer BC Bidco B LLC 5.50%, 10/31/2026(a)		350	358,929
TEGNA, Inc. 4.75%, 03/15/2026(a)		605	632,225
Univision Communications, Inc. 5.125%, 02/15/2025(a)		357	362,801
6.625%, 06/01/2027(a)		304	329,712
UPC Holding BV 5.50%, 01/15/2028(a)		322	336,680
Urban One, Inc. 7.375%, 02/01/2028(a)		608	652,159
Ziggo BV 5.50%, 01/15/2027(a)		467	482,542

			15,023,212

Communications - Telecommunications – 0.9%
Altice France SA/France 7.375%, 05/01/2026(a)		255	264,591
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		791	827,805
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		246	253,894
6.50%, 10/01/2028(a)		280	305,236
DKT Finance ApS 9.375%, 06/17/2023(a)		200	204,082
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		307	349,271
Level 3 Financing, Inc. 4.625%, 09/15/2027(a)		154	158,617
Lumen Technologies, Inc. Series T 5.80%, 03/15/2022		260	264,917
Series Y 7.50%, 04/01/2024		372	411,845
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		140	139,402
6.125%, 03/01/2028(a)		59	59,813

			3,239,473

Consumer Cyclical - Automotive – 2.3%
Adient US LLC 9.00%, 04/15/2025(a)		390	422,850
American Axle & Manufacturing, Inc. 6.50%, 04/01/2027		211	220,039
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	230	275,713

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 05/15/2026(a)	U.S.$	511	$537,122
Ford Motor Co. 8.50%, 04/21/2023		624	685,907
9.00%, 04/22/2025		180	216,499
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		254	254,493
3.096%, 05/04/2023		1,041	1,058,885
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(a)		419	445,020
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(b)	EUR	281	330,591
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)		100	123,525
6.875%, 11/15/2026(a)		702	906,675
7.75%, 10/15/2025(a)	U.S.$	293	317,888
Mclaren Finance PLC 7.50%, 08/01/2026(a)		357	361,609
Meritor, Inc. 4.50%, 12/15/2028(a)		301	301,945
6.25%, 06/01/2025(a)		64	67,331
PM General Purchaser LLC 9.50%, 10/01/2028(a)		148	156,180
Tenneco, Inc. 7.875%, 01/15/2029(a)		378	422,154
ZF North America Capital, Inc. 4.50%, 04/29/2022(a)		907	922,192
4.75%, 04/29/2025(a)		400	432,164

			8,458,782

Consumer Cyclical - Entertainment – 2.9%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		197	203,438
Carnival Corp. 1.875%, 11/07/2022	EUR	785	903,303
10.125%, 02/01/2026(a)		182	242,436
11.50%, 04/01/2023(a)	U.S.$	868	969,070
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		1,294	1,349,784
Mattel, Inc. 3.375%, 04/01/2026(a)		1,100	1,134,342
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	239	265,010
NCL Corp., Ltd. 3.625%, 12/15/2024(a)	U.S.$	891	846,183

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026-04/01/2028(a)	U.S.$	770	$789,214
10.875%, 06/01/2023(a)		338	378,185
11.50%, 06/01/2025(a)		363	414,441
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		859	915,050
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		1,353	1,429,932
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		132	128,254
13.00%, 05/15/2025(a)		656	755,896
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		227	226,689

			10,951,227

Consumer Cyclical - Other – 3.0%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		435	455,984
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		545	573,062
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		330	347,695
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		331	345,746
Empire Communities Corp. 7.00%, 12/15/2025(a)		759	792,904
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		1,125	1,177,279
Forestar Group, Inc. 3.85%, 05/15/2026(a)		464	464,348
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		602	644,381
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		526	563,472
5.375%, 05/01/2025(a)		105	109,860
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/2024		743	770,432
International Game Technology PLC 3.50%, 07/15/2024-06/15/2026(a)	EUR	235	283,102
4.125%, 04/15/2026(a)	U.S.$	491	510,336
KB Home 7.50%, 09/15/2022		363	384,167
7.625%, 05/15/2023		355	379,527
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		139	141,179

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MGM Resorts International 7.75%, 03/15/2022	U.S.$	96	$98,727
Samsonite Finco SARL 3.50%, 05/15/2026(a)	EUR	215	243,658
Scientific Games International, Inc. 3.375%, 02/15/2026(a)		100	116,843
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)	U.S.$	445	456,828
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		195	222,388
Travel + Leisure Co. 6.625%, 07/31/2026(a)		1,119	1,274,429
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		1,024	1,044,838

			11,401,185

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(a)		452	474,731
IRB Holding Corp. 7.00%, 06/15/2025(a)		183	194,397
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		375	400,947

			1,070,075

Consumer Cyclical - Retailers – 2.0%
Bath & Body Works, Inc. 5.25%, 02/01/2028		1,102	1,215,275
Dufry One BV 2.50%, 10/15/2024(a)	EUR	748	856,837
Hanesbrands, Inc. 4.625%, 05/15/2024(a)	U.S.$	607	639,517
4.875%, 05/15/2026(a)		170	184,067
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		965	993,882
Penske Automotive Group, Inc. 3.50%, 09/01/2025		580	596,698
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		302	311,963
7.75%, 02/15/2029(a)		317	345,708
Rite Aid Corp. 7.50%, 07/01/2025(a)		134	134,020
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		357	375,136
SRS Distribution, Inc. 4.625%, 07/01/2028(a)		509	519,272

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Staples, Inc. 7.50%, 04/15/2026(a)	U.S.$	556	$563,856
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		177	192,443
William Carter Co. (The) 5.625%, 03/15/2027(a)		547	567,529

			7,496,203

Consumer Non-Cyclical – 4.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		397	406,127
4.625%, 01/15/2027(a)		694	728,193
7.50%, 03/15/2026(a)		185	200,087
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	346	409,911
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)	U.S.$	321	339,833
Charles River Laboratories International, Inc. 4.25%, 05/01/2028(a)		1,061	1,102,973
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)	EUR	106	124,297
CHS/Community Health Systems, Inc. 6.625%, 02/15/2025(a)	U.S.$	357	373,654
Cidron Aida Finco Sarl 5.00%, 04/01/2028(a)	EUR	145	169,034
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)	U.S.$	1,030	1,001,644
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		290	300,057
Grifols Escrow Issuer SA 4.75%, 10/15/2028(a)		1,124	1,149,133
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	147	178,585
Horizon Therapeutics USA, Inc. 5.50%, 08/01/2027(a)	U.S.$	1,106	1,172,294
IQVIA, Inc. 1.75%, 03/15/2026(a)	EUR	798	937,156
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)	U.S.$	469	449,349
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		147	146,568
6.75%, 04/15/2025(a)		469	492,670
MEDNAX, Inc. 6.25%, 01/15/2027(a)		427	449,085
ModivCare, Inc. 5.875%, 11/15/2025(a)		221	233,864

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Newell Brands, Inc. 4.35%, 04/01/2023	U.S.$	72	$75,007
4.70%, 04/01/2026		496	546,671
4.875%, 06/01/2025		122	134,676
Nidda Healthcare Holding GmbH 3.50%, 09/30/2024(a)	EUR	750	863,315
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)	U.S.$	497	507,044
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		835	849,112
Post Holdings, Inc. 5.75%, 03/01/2027(a)		517	537,158
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		570	585,880
Syneos Health, Inc. 3.625%, 01/15/2029(a)		757	754,525
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)		678	701,703
7.50%, 04/01/2025(a)		546	579,726
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		570	601,265

			17,100,596

Energy – 4.8%
Antero Resources Corp. 8.375%, 07/15/2026(a)		143	161,973
Apache Corp. 4.625%, 11/15/2025		108	116,234
4.875%, 11/15/2027		222	242,118
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		739	798,874
Bonanza Creek Energy, Inc. 7.50%, 04/30/2026		37	37,312
Callon Petroleum, Co. 8.25%, 07/15/2025		125	122,092
Cheniere Energy Partners LP 4.50%, 10/01/2029		193	205,313
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		356	361,885
7.00%, 06/15/2025(a)		376	384,618
CNX Resources Corp. 6.00%, 01/15/2029(a)		226	239,092
Comstock Resources, Inc. 7.50%, 05/15/2025(a)		24	24,944
DCP Midstream Operating LP 4.95%, 04/01/2022		1,011	1,018,876

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnLink Midstream LLC 5.625%, 01/15/2028(a)	U.S.$	433	$461,132
EnLink Midstream Partners LP 4.15%, 06/01/2025		769	793,208
4.40%, 04/01/2024		577	599,699
4.85%, 07/15/2026		582	610,797
EQM Midstream Partners LP 4.125%, 12/01/2026		1,400	1,438,780
4.75%, 07/15/2023		101	105,661
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		108	107,651
7.75%, 02/01/2028		680	679,606
8.00%, 01/15/2027		518	524,377
Gulfport Energy Corp. 6.00%, 10/15/2024(c)(d)		400	22,000
Gulfport Energy Operating Corp. 8.00%, 05/17/2026(a)		118	128,628
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		195	202,422
Independence Energy Finance LLC 7.25%, 05/01/2026(a)		833	861,647
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		530	541,761
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		356	346,132
Neptune Energy Bondco PLC 6.625%, 05/15/2025(a)		235	241,260
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		639	614,795
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		411	418,850
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		821	797,470
Occidental Petroleum Corp. 3.20%, 08/15/2026		87	88,804
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		628	595,030
PDC Energy, Inc. 5.75%, 05/15/2026		304	316,406
Range Resources Corp. 5.00%, 03/15/2023		246	255,301
Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)		981	1,014,462

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SM Energy Co. 5.625%, 06/01/2025	U.S.$	185	$186,067
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		356	362,486
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		187	191,669
Transocean Sentry Ltd. 5.375%, 05/15/2023(a)		487	479,813
Weatherford International Ltd. 11.00%, 12/01/2024(a)		99	104,280
Western Midstream Operating LP 5.30%, 02/01/2030		1,182	1,305,767

			18,109,292

Other Industrial – 0.2%
Avient Corp. 5.75%, 05/15/2025(a)		128	134,787
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		679	686,557

			821,344

Services – 3.8%
ADT Security Corp. (The) 4.125%, 06/15/2023		539	562,484
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		597	631,656
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		602	600,495
ANGI Group LLC 3.875%, 08/15/2028(a)		247	245,565
APX Group, Inc. 6.75%, 02/15/2027(a)		480	509,962
Aramark Services, Inc. 5.00%, 04/01/2025(a)		506	517,451
Carlson Travel, Inc. 6.75%, 12/15/2025(e)		816	693,600
10.50%, 03/31/2025(e)		144	149,952
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	415	482,412
Garda World Security Corp. 4.625%, 02/15/2027(a)		678	678,034
Intertrust Group BV 3.375%, 11/15/2025(a)		556	655,275
ION Trading Technologies SARL 5.75%, 05/15/2028(a)	U.S.$	556	570,500

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Millennium Escrow Corp. 6.625%, 08/01/2026(a)	U.S.$	748	$769,819
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		389	394,851
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		719	719,000
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		178	170,919
5.25%, 04/15/2024(a)		583	621,735
5.75%, 04/15/2026(a)		225	243,317
6.25%, 01/15/2028(a)		753	778,850
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		85	87,046
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		585	622,756
9.25%, 04/15/2025(a)		141	162,986
Square, Inc. 2.75%, 06/01/2026(a)		1,157	1,174,228
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		961	1,018,843
Verisure Holding AB 3.25%, 02/15/2027(a)	EUR	638	742,759
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)	U.S.$	397	414,341

			14,218,836

Technology – 2.1%
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		269	271,897
Avaya, Inc. 6.125%, 09/15/2028(a)		547	575,302
Black Knight InfoServ LLC 3.625%, 09/01/2028(a)		438	440,930
Clarivate Science Holdings Corp. 3.875%, 07/01/2028(a)		1,039	1,039,156
Microchip Technology, Inc. 4.25%, 09/01/2025		238	248,750
NCR Corp. 5.75%, 09/01/2027(a)		309	326,406
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		315	332,533
Playtech PLC 4.25%, 03/07/2026(a)	EUR	130	154,204
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)	U.S.$	543	562,510
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		1,144	1,104,315

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 4.875%, 03/01/2024	U.S.$	218	$234,921
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		1,857	1,932,729
Xerox Corp. 4.375%, 03/15/2023		798	825,459

			8,049,112

Transportation - Airlines – 0.6%
Air Canada 3.875%, 08/15/2026(a)		217	219,148
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		602	632,660
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		414	433,820
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		618	696,343
United Airlines, Inc. 4.375%, 04/15/2026(a)		395	406,104

			2,388,075

Transportation - Services – 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		69	71,945
EC Finance PLC 3.00%, 10/15/2026(a)	EUR	322	375,596
Modulaire Global Finance PLC 6.50%, 02/15/2023(a)		109	128,375
8.00%, 02/15/2023(a)	U.S.$	806	822,523

			1,398,439

			142,040,060

Financial Institutions – 5.2%
Banking – 1.4%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		1,128	1,156,121
Banco Santander SA 6.75%, 04/25/2022(a)(f)	EUR	600	714,380
CaixaBank SA 5.875%, 10/09/2027(a)(f)		200	266,645
Discover Financial Services Series D 6.125%, 06/23/2025(f)	U.S.$	811	912,391

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)	U.S.$	914	$987,952
5.71%, 01/15/2026(a)		347	389,570
Societe Generale SA 8.00%, 09/29/2025(a)(f)		386	452,709
UniCredit SpA 9.25%, 06/03/2022(a)(f)	EUR	427	519,791

			5,399,559

Brokerage – 0.2%
NFP Corp. 4.875%, 08/15/2028(a)	U.S.$	688	699,366

Finance – 1.6%
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		1,013	1,023,464
Enova International, Inc. 8.50%, 09/15/2025(a)		646	666,917
goeasy Ltd. 4.375%, 05/01/2026(a)		495	508,459
5.375%, 12/01/2024(a)		852	877,551
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		1,085	1,100,331
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	327	381,932
Navient Corp. 5.50%, 01/25/2023	U.S.$	506	528,831
6.50%, 06/15/2022		117	120,817
7.25%, 09/25/2023		137	149,388
SLM Corp. 5.125%, 04/05/2022		449	455,614

			5,813,304

Other Finance – 0.3%
Intrum AB 3.50%, 07/15/2026(a)	EUR	250	295,791
4.875%, 08/15/2025(a)		145	175,977
Nordic Aviation Capital 5.04%, 02/27/2024(g)	U.S.$	767	575,030

			1,046,798

REITs – 1.7%
Aedas Homes Opco SLU 4.00%, 08/15/2026(a)	EUR	826	990,543
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	866	857,565
5.75%, 05/15/2026(a)		236	245,192

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diversified Healthcare Trust 9.75%, 06/15/2025	U.S.$	353	$386,510
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		323	334,631
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		696	756,747
5.75%, 02/01/2027		200	229,880
Neinor Homes SA 4.50%, 10/15/2026(a)	EUR	821	983,587
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)	U.S.$	285	314,141
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026(a)	EUR	806	979,761
VICI Properties LP/VICI Note Co., Inc. 3.50%, 02/15/2025(a)	U.S.$	435	443,983

			6,522,540

			19,481,567

Utility – 0.6%
Electric – 0.6%
Calpine Corp. 4.50%, 02/15/2028(a)		879	896,914
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)	EUR	120	141,368
Talen Energy Supply LLC 6.50%, 06/01/2025	U.S.$	142	70,554
7.25%, 05/15/2027(a)		394	371,972
10.50%, 01/15/2026(a)		681	374,482
Vistra Operations Co. LLC 5.50%, 09/01/2026(a)		528	542,789

			2,398,079

Total Corporates - Non-Investment Grade (cost $159,078,824)			163,919,706

CORPORATES - INVESTMENT GRADE – 21.2%
Industrial – 13.5%
Basic – 2.1%
Anglo American Capital PLC 3.625%, 09/11/2024(a)		1,323	1,415,822
Arconic Corp. 6.00%, 05/15/2025(a)		285	299,173
Braskem Netherlands Finance BV 4.50%, 01/10/2028-01/31/2030(a)		858	910,801
Celulosa Arauco y Constitucion SA 4.50%, 08/01/2024		399	429,915

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Finance Canada Ltd. 4.25%, 10/25/2022(a)	U.S.$	610	$633,546
Glencore Finance Europe Ltd. 1.875%, 09/13/2023(a)	EUR	290	346,866
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)	U.S.$	395	489,010
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	141	164,575
MEGlobal Canada ULC 5.00%, 05/18/2025(a)	U.S.$	248	273,156
Nexa Resources SA 5.375%, 05/04/2027(a)		754	788,543
SABIC Capital II BV 4.50%, 10/10/2028(a)		319	367,508
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(a)	EUR	334	428,182
Suzano Austria GmbH 6.00%, 01/15/2029	U.S.$	309	362,611
Westlake Chemical Corp. 3.60%, 08/15/2026		843	926,912

			7,836,620

Capital Goods – 0.3%
CNH Industrial NV 4.50%, 08/15/2023		854	912,935
General Electric Co. 3.45%, 05/01/2027		188	206,353
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		91	96,560
4.40%, 03/15/2024		50	53,766

			1,269,614

Communications - Media – 0.2%
Prosus NV 4.85%, 07/06/2027(a)		321	363,292
Weibo Corp. 3.50%, 07/05/2024		352	367,026

			730,318

Communications - Telecommunications – 0.5%
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(a)		333	364,219
Qwest Corp. 6.75%, 12/01/2021		265	267,335
T-Mobile USA, Inc. 2.25%, 02/15/2026		355	358,795
2.625%, 04/15/2026		657	671,342

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.875%, 02/15/2031	U.S.$	118	$119,057

			1,780,748

Consumer Cyclical - Automotive – 1.5%
General Motors Financial Co., Inc. 2.20%, 04/01/2024(a)	EUR	472	575,779
5.10%, 01/17/2024	U.S.$	837	913,192
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		768	814,433
Hyundai Capital America 5.875%, 04/07/2025(a)		771	880,852
Lear Corp. 3.80%, 09/15/2027		395	437,083
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(a)		22	22,397
2.80%, 01/13/2022(a)		19	19,113
3.45%, 03/15/2023(a)		29	30,034
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,110	1,220,645
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)		785	839,463

			5,752,991

Consumer Cyclical - Other – 1.6%
Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(a)		588	587,777
Gohl Capital Ltd. 4.25%, 01/24/2027(a)		347	364,307
Las Vegas Sands Corp. 3.20%, 08/08/2024		545	559,535
3.90%, 08/08/2029		674	687,183
Lennar Corp. 4.50%, 04/30/2024		614	664,317
4.75%, 11/15/2022		650	673,543
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		112	128,210
PulteGroup, Inc. 5.50%, 03/01/2026		345	400,207
Sands China Ltd. 3.80%, 01/08/2026		437	450,044
5.40%, 08/08/2028		318	351,187
Toll Brothers Finance Corp. 4.375%, 04/15/2023		867	899,374
5.875%, 02/15/2022		237	238,296

			6,003,980

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.3%
Advance Auto Parts, Inc. 3.90%, 04/15/2030	U.S.$	719	$795,329
PVH Corp. 4.625%, 07/10/2025		246	270,804
Ross Stores, Inc. 4.70%, 04/15/2027		142	163,140

			1,229,273

Consumer Non-Cyclical – 0.7%
BAT Capital Corp. 2.259%, 03/25/2028		735	730,156
HCA, Inc. 5.375%, 02/01/2025		173	193,291
5.875%, 02/15/2026		373	429,260
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		343	338,867
Kraft Heinz Foods Co. 4.625%, 01/30/2029		556	634,991
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		220	240,535

			2,567,100

Energy – 4.2%
Boardwalk Pipelines LP 5.95%, 06/01/2026		513	600,703
Cenovus Energy, Inc. 3.80%, 09/15/2023		30	31,566
4.25%, 04/15/2027		830	922,670
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024		511	577,364
Continental Resources, Inc./OK 3.80%, 06/01/2024		483	507,662
Devon Energy Corp. 4.50%, 01/15/2030(a)		345	375,484
Ecopetrol SA 4.125%, 01/16/2025		353	366,149
5.375%, 06/26/2026		329	356,546
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		709	726,194
Enable Midstream Partners LP 3.90%, 05/15/2024		1,564	1,660,577
Energy Transfer LP 4.25%, 03/15/2023		509	530,449
Energy Transfer LP 3.90%, 07/15/2026		20	21,881
4.75%, 01/15/2026		253	282,674

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gazprom PJSC Via Gaz Capital SA 4.95%, 02/06/2028(a)	U.S.$	330	$363,891
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		200	200,663
Marathon Petroleum Corp. 4.50%, 05/01/2023		398	420,642
4.70%, 05/01/2025		345	385,082
5.125%, 12/15/2026		1,656	1,926,441
MPLX LP 4.875%, 06/01/2025		783	873,938
Oleoducto Central SA 4.00%, 07/14/2027(a)		560	573,230
ONEOK, Inc. 2.20%, 09/15/2025		374	383,425
4.35%, 03/15/2029		323	363,995
6.35%, 01/15/2031		200	256,316
Ovintiv Exploration, Inc. 5.625%, 07/01/2024		1,029	1,140,389
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		57	63,680
4.65%, 10/15/2025		681	754,589
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		392	439,510
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024		387	430,940
Transportadora de Gas del Peru SA 4.25%, 04/30/2028(a)		343	368,382

			15,905,032

Services – 0.1%
Booking Holdings, Inc. 4.625%, 04/13/2030		195	231,904
Expedia Group, Inc. 6.25%, 05/01/2025(a)		50	57,633

			289,537

Technology – 1.1%
Baidu, Inc. 3.075%, 04/07/2025		234	245,397
Broadcom, Inc. 3.187%, 11/15/2036		719	712,946
4.15%, 11/15/2030		350	388,132
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		999	1,035,673
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		339	404,312
7.125%, 06/15/2024(a)		671	685,977

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Digital Corp. 4.75%, 02/15/2026	U.S.$	460	$509,422

			3,981,859

Transportation - Airlines – 0.7%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		321	374,934
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		272	290,815
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		1,112	1,209,967
Southwest Airlines Co. 5.25%, 05/04/2025		690	780,908

			2,656,624

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		101	118,506

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		346	360,121
4.375%, 07/03/2029(a)		348	364,988

			725,109

			50,847,311

Financial Institutions – 6.7%
Banking – 3.3%
ABN AMRO Bank NV 7.75%, 05/15/2023(e)		200	219,616
Ally Financial, Inc. 5.75%, 11/20/2025		785	897,357
5.80%, 05/01/2025		108	124,339
Banco de Credito del Peru 3.125%, 07/01/2030(a)		248	243,970
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		266	297,388
Banco Santander SA 5.179%, 11/19/2025		400	454,352
Banistmo SA 4.25%, 07/31/2027(a)		436	444,529
BNP Paribas SA 6.75%, 03/14/2022(a)(f)		383	390,668
CIT Group, Inc. 5.00%, 08/15/2022		108	111,800
5.25%, 03/07/2025		746	829,336

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Capital XVIII 0.973% (LIBOR 3 Month + 0.89%), 06/28/2067(h)	GBP	643	$768,937
Citigroup, Inc. 3.875%, 02/18/2026(f)	U.S.$	154	157,142
5.95%, 01/30/2023(f)		305	318,219
Series V 4.70%, 01/30/2025(f)		147	150,741
Series W 4.00%, 12/10/2025(f)		207	213,819
Cooperatieve Rabobank UA 3.95%, 11/09/2022		250	259,485
Danske Bank A/S 3.244%, 12/20/2025(a)		358	380,203
DNB Bank ASA 6.50%, 03/26/2022(a)(f)		200	204,496
Fifth Third Bancorp Series L 4.50%, 09/30/2025(f)		86	93,584
Lloyds Banking Group PLC 7.625%, 06/27/2023(a)(f)	GBP	410	595,132
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(f)(h)	U.S.$	900	895,293
Standard Chartered PLC 5.20%, 01/26/2024(a)		506	549,369
Truist Financial Corp. Series P 4.95%, 09/01/2025(f)		1,025	1,120,427
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(f)		744	829,976
UniCredit SpA 2.569%, 09/22/2026(a)		468	475,146
5.861%, 06/19/2032(a)		426	473,218
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(f)		878	905,271

			12,403,813

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(f)		819	909,950

Finance – 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		291	337,714

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	39	$39,533
4.125%, 05/01/2024		25	26,589
4.25%, 06/15/2026		5	5,462
4.40%, 09/25/2023		59	62,830
5.00%, 04/01/2023		6	6,371
5.25%, 08/11/2025(a)		1,078	1,202,843
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)		547	542,743
3.50%, 11/01/2027(a)		96	101,168
4.125%, 08/01/2025(a)		3	3,231
4.375%, 01/30/2024(a)		308	328,852
4.875%, 10/01/2025(a)		31	34,200
5.50%, 12/15/2024(a)		105	117,677
GE Capital Funding LLC 4.40%, 05/15/2030		570	662,163
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(a)		685	654,175
Power Finance Corp. Ltd. 4.50%, 06/18/2029(a)		341	362,163
Synchrony Financial 4.25%, 08/15/2024		1,070	1,156,670

			5,644,384

Insurance – 0.6%
Centene Corp. 2.45%, 07/15/2028		1,214	1,219,864
4.625%, 12/15/2029		20	21,784
Hartford Financial Services Group, Inc. (The) Series ICON 2.25% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(h)		859	825,361

			2,067,009

REITs – 1.1%
GLP Capital LP/GLP Financing II, Inc. 3.35%, 09/01/2024		13	13,727
5.25%, 06/01/2025		191	213,135
5.375%, 04/15/2026		79	89,901
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 08/01/2026		530	546,536
Office Properties Income Trust 3.45%, 10/15/2031		452	443,932
4.50%, 02/01/2025		279	299,102
Omega Healthcare Investors, Inc. 3.375%, 02/01/2031		440	448,096

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabra Health Care LP 3.90%, 10/15/2029	U.S.$	334	$351,769
4.80%, 06/01/2024		371	408,441
Spirit Realty LP 4.45%, 09/15/2026		303	338,284
Trust Fibra Uno 4.869%, 01/15/2030(a)		211	229,352
Vornado Realty LP 2.15%, 06/01/2026		839	852,852

			4,235,127

			25,260,283

Utility – 1.0%
Electric – 1.0%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)		956	1,014,734
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		291	300,021
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		460	374,986
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		427	424,385
Engie Energia Chile SA 3.40%, 01/28/2030(a)		289	296,279
Fenix Power Peru SA 4.317%, 09/20/2027(a)		407	415,803
Kallpa Generacion SA 4.125%, 08/16/2027(a)		710	738,187

			3,564,395

Total Corporates - Investment Grade (cost $76,103,041)			79,671,989

BANK LOANS – 6.8%
Industrial – 6.2%
Basic – 0.0%
Nouryon Finance B.V. 2.832% (LIBOR 1 Month + 2.75%), 10/01/2025(i)		78	77,032

Capital Goods – 0.9%
ACProducts Holdings, Inc. 4.75% (LIBOR 3 Month + 4.25%), 05/17/2028(i)		673	671,751
Apex Tool Group, LLC 6.50% (LIBOR 1 Month + 5.25%), 08/01/2024(i)		897	896,775

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gates Global LLC 3.25% (LIBOR 1 Month + 2.50%), 03/31/2027(i)	U.S.$	287	$286,147
GFL Environmental Inc. 3.50% (LIBOR 3 Month + 3.00%), 05/30/2025(i)		195	195,057
Granite US Holdings Corporation 4.132% (LIBOR 3 Month + 4.00%), 09/30/2026(g)(i)		545	545,023
TransDigm, Inc. 2.334% (LIBOR 1 Month + 2.25%), 12/09/2025(i)		664	656,021
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.584% (LIBOR 1 Month + 2.50%), 10/23/2025(i)		58	57,732

			3,308,506

Communications - Media – 0.2%
Clear Channel Outdoor Holdings, Inc. 3.629% (LIBOR 3 Month + 3.50%), 08/21/2026(i)		82	80,543
Coral-US Co-Borrower LLC 10/15/2029(j)		320	317,901
Univision Communications Inc. 3.75% (LIBOR 1 Month + 2.75%), 03/15/2024(i)		252	251,411

			649,855

Communications - Telecommunications – 0.8%
Crown Subsea Communications Holding, Inc. 5.75% (LIBOR 1 Month + 5.00%), 04/27/2027(i)		505	507,806
Directv Financing, LLC 5.75% (LIBOR 3 Month + 5.00%), 08/02/2027(i)		340	340,105
Intrado Corporation 5.00% (LIBOR 3 Month + 4.00%), 10/10/2024(i)		450	442,900
Proofpoint, Inc. 6.75% (LIBOR 3 Month + 6.25%), 08/31/2029(g)(i)		850	858,500
Zacapa SARL 4.632% (LIBOR 3 Month + 4.50%), 07/02/2025(i)		911	914,410

			3,063,721

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.334% (LIBOR 1 Month + 3.25%), 04/30/2026(i)	U.S.$	110	$109,328
Dana Incorporated 2.34% (LIBOR 1 Month + 2.25%), 02/27/2026(i)		409	409,731

			519,059

Consumer Cyclical - Entertainment – 0.4%
Seaworld Parks & Entertainment, Inc. 3.50% (LIBOR 1 Month + 3.00%), 08/25/2028(i)		1,372	1,366,089

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC 2.834% (LIBOR 1 Month + 2.75%), 12/23/2024(i)		424	420,765
Flutter Entertainment PLC 2.382% (LIBOR 3 Month + 2.25%), 07/21/2026(i)		80	79,967
Marriott Ownership Resorts, Inc. 1.834% (LIBOR 1 Month + 1.75%), 08/29/2025(i)		311	305,402
Scientific Games International, Inc. 2.834% (LIBOR 1 Month + 2.75%), 08/14/2024(i)		507	504,400

			1,310,534

Consumer Cyclical - Restaurants – 0.6%
1011778 B.C. Unlimited Liability Company 1.837% (LIBOR 1 Month + 1.75%), 11/19/2026(i)		1,624	1,602,842
IRB Holding Corp. 3.75% (LIBOR 3 Month + 2.75%), 02/05/2025(i)		472	471,262

			2,074,104

Consumer Cyclical - Retailers – 0.2%
Great Outdoors Group, LLC 5.00% (LIBOR 3 Month + 4.25%), 03/06/2028(i)		129	129,334
PetSmart LLC 4.50% (LIBOR 3 Month + 3.75%), 02/11/2028(i)		720	721,030

			850,364

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.25% (LIBOR 3 Month + 3.75%), 05/12/2028(i)	U.S.$	572	$572,479
Envision Healthcare Corporation 3.834% (LIBOR 1 Month + 3.75%), 10/10/2025(i)		271	240,433
Gainwell Acquisition Corp. 4.75% (LIBOR 3 Month + 4.00%), 10/01/2027(i)		397	397,580
Kronos Acquisition Holdings Inc. 4.25% (LIBOR 3 Month + 3.75%), 12/22/2026(i)		556	541,510
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.834% (LIBOR 1 Month + 3.75%), 11/16/2025(i)		694	692,638
Padagis LLC 5.25% (LIBOR 3 Month + 4.75%), 07/06/2028(g)(i)		250	250,000
U.S. Renal Care, Inc. 5.084% (LIBOR 1 Month + 5.00%), 06/26/2026(i)		819	817,486
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.25% (LIBOR 3 Month + 5.50%), 12/15/2027(i)		536	537,874

			4,050,000

Energy – 0.3%
CITGO Petroleum Corporation 7.25% (LIBOR 3 Month + 6.25%), 03/28/2024(i)		268	267,519
Enviva Holdings, LP 6.50% (LIBOR 1 Month + 5.50%), 02/17/2026(g)(i)		798	794,439

			1,061,958

Other Industrial – 0.1%
Dealer Tire, LLC 4.334% (LIBOR 1 Month + 4.25%), 12/12/2025(i)		128	127,671
KAR Auction Services, Inc. 2.375% (LIBOR 1 Month + 2.25%), 09/19/2026(g)(i)		106	102,982

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 4.084% (LIBOR 1 Month + 4.00%), 01/23/2027(g)(i)	U.S.$	36	$35,622

			266,275

Services – 0.3%
Amentum Government Services Holdings LLC 3.584% (LIBOR 1 Month + 3.50%), 01/29/2027(i)		59	59,102
Garda World Security Corporation 6.50% (PRIME 3 Month + 3.25%), 10/30/2026(i)		457	457,061
Parexel International Corporation 2.834% (LIBOR 1 Month + 2.75%), 09/27/2024(i)		289	288,835
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(i)		526	511,753

			1,316,751

Technology – 0.9%
athenahealth, Inc. 4.377% (LIBOR 3 Month + 4.25%), 02/11/2026(i)		528	528,686
BMC Software, Inc. 03/23/2026(g)(j)		120	121,350
Boxer Parent Company Inc. 3.882% (LIBOR 3 Month + 3.75%), 10/02/2025(i)		1,004	997,654
Endurance International Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.50%), 02/10/2028(i)		628	624,497
Playtika Holding Corp. 2.834% (LIBOR 1 Month + 2.75%), 03/13/2028(i)		803	802,322
Presidio Holdings Inc. 3.590% (LIBOR 1 Month + 3.50%), 01/22/2027(i)		6	5,717
3.630% (LIBOR 3 Month + 3.50%), 01/22/2027(i)		104	103,902
Veritas US Inc. 6.00% (LIBOR 3 Month + 5.00%), 09/01/2025(i)		97	97,528

			3,281,656

			23,195,904

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.4%
Insurance – 0.4%
Cross Financial Corp. 4.75% (LIBOR 1 Month + 4.00%), 09/15/2027(i)	U.S.$	418	$418,774
Hub International Limited 4.00% (LIBOR 3 Month + 3.25%), 04/25/2025(i)		715	714,823
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.834% (LIBOR 1 Month + 3.75%), 09/03/2026(i)		362	361,093

			1,494,690

Utility – 0.2%
Electric – 0.2%
Generation Bridge Acquisition, LLC 08/06/2028(g)(j)		247	247,602
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(i)		478	468,958
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(i)		93	91,721

			808,281

Total Bank Loans (cost $25,402,560)			25,498,875

EMERGING MARKETS - CORPORATE BONDS – 5.6%
Industrial – 4.8%
Basic – 1.8%
ABJA Investment Co. Pte Ltd. 5.45%, 01/24/2028(a)		340	369,848
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		719	707,622
Consolidated Energy Finance SA 5.00%, 10/15/2028		320	370,672
6.875%, 06/15/2025(a)		205	211,978
CSN Resources SA 7.625%, 04/17/2026(a)		702	742,049
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		544	539,240
First Quantum Minerals Ltd. 7.25%, 04/01/2023(a)		1,038	1,056,165
HTA Group Ltd./Mauritius 7.00%, 12/18/2025(a)		424	444,617

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)	U.S.$	921	$957,840
JSW Steel Ltd. 5.95%, 04/18/2024(a)		338	357,287
Sasol Financing USA LLC 5.875%, 03/27/2024		684	717,901
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		200	214,750
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		24	23,337

			6,713,306

Capital Goods – 0.7%
Cemex SAB de CV 5.125%, 06/08/2026(a)(f)		245	248,063
5.45%, 11/19/2029(a)		328	354,240
7.375%, 06/05/2027(a)		397	439,773
Embraer Netherlands Finance BV 5.40%, 02/01/2027		588	626,587
6.95%, 01/17/2028(a)		318	359,992
Usiminas International SARL 5.875%, 07/18/2026(a)		545	572,795

			2,601,450

Communications - Telecommunications – 0.2%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		208	218,519
MTN Mauritius Investments Ltd. 5.373%, 02/13/2022(a)		408	412,156

			630,675

Consumer Cyclical - Other – 0.8%
Melco Resorts Finance Ltd. 5.625%, 07/17/2027(a)		356	360,517
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		275	277,630
5.375%, 05/15/2024(a)		214	217,210
5.875%, 05/15/2026(a)		216	220,630
Sazka Group AS 3.875%, 02/15/2027(a)	EUR	100	117,572
Studio City Finance Ltd. 6.00%, 07/15/2025(a)	U.S.$	912	902,880
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		475	458,969
5.625%, 08/26/2028(a)		345	329,152

			2,884,560

42 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 09/29/2026(a)	U.S.$	285	$293,425
BRF SA 4.875%, 01/24/2030(a)		285	285,627
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		333	336,455
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026		490	467,644
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(d)(e)(g)(k)		101	1,021
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		341	361,460
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(e)(l)		425	4,250

			1,749,882

Energy – 0.8%
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		247	267,686
Kosmos Energy Ltd. 7.125%, 04/04/2026(a)		379	369,525
7.50%, 03/01/2028(a)		200	193,000
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)		68	70,669
6.125%, 06/30/2025(a)		754	816,731
Medco Bell Pte Ltd. 6.375%, 01/30/2027(a)		357	358,562
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		345	357,355
Petrobras Global Finance BV 8.75%, 05/23/2026		33	41,671
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		578	565,284

			3,040,483

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		377	377,000

			17,997,356

Financial Institutions – 0.6%
Banking – 0.2%
Akbank TAS 6.80%, 02/06/2026(a)		347	361,162
Bank Tabungan Negara Persero TBK PT 4.20%, 01/23/2025(a)		452	460,525

			821,687

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Banco BTG Pactual SA/Cayman Islands 4.50%, 01/10/2025(a)	U.S.$	355	$363,387

REITs – 0.3%
Central China Real Estate Ltd. 7.75%, 05/24/2024(a)		200	121,750
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)		200	151,000
Kaisa Group Holdings Ltd. 9.95%, 07/23/2025(a)		200	149,250
Ronshine China Holdings Ltd. 7.10%, 01/25/2025(a)		200	136,000
Yango Justice International Ltd. 7.50%, 02/17/2025(a)		200	130,000
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)		200	128,000
Zhenro Properties Group Ltd. 6.63%, 01/07/2026(a)		200	169,000

			985,000

			2,170,074

Utility – 0.2%
Electric – 0.2%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		200	225,750
Inkia Energy Ltd. 5.875%, 11/09/2027(a)		362	374,091
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		209	208,516
Terraform Global Operating LLC 6.125%, 03/01/2026(e)		108	111,065

			919,422

Total Emerging Markets - Corporate Bonds (cost $21,753,559)			21,086,852

EMERGING MARKETS - SOVEREIGNS – 5.3%
Angola – 0.4%
Angolan Government International Bond 9.125%, 11/26/2049(a)		850	860,784
9.50%, 11/12/2025(a)		710	779,802

			1,640,586

Bahrain – 0.2%
Bahrain Government International Bond 7.00%, 10/12/2028(a)		570	622,725

44 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)	U.S.$	305	$329,457

			952,182

Brazil – 0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		547	559,034

Costa Rica – 0.3%
Costa Rica Government International Bond 4.375%, 04/30/2025(a)		1,054	1,067,702

Dominican Republic – 0.5%
Dominican Republic International Bond 5.50%, 01/27/2025(a)		1,023	1,117,180
6.875%, 01/29/2026(a)		777	896,609

			2,013,789

Ecuador – 0.2%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		34	17,657
0.50%, 07/31/2040(a)		85	49,393
1.00%, 07/31/2035(a)		864	565,532
5.00%, 07/31/2030(a)		120	100,347

			732,929

Egypt – 0.8%
Egypt Government International Bond 5.75%, 05/29/2024(a)		1,008	1,043,280
6.20%, 03/01/2024(a)		1,033	1,082,067
7.50%, 01/31/2027(a)		755	793,694

			2,919,041

El Salvador – 0.1%
El Salvador Government International Bond 7.75%, 01/24/2023(a)		300	253,500

Ghana – 0.4%
Ghana Government International Bond 6.375%, 02/11/2027(a)		224	208,600
7.875%, 03/26/2027(a)		1,472	1,437,776

			1,646,376

Honduras – 0.2%
Honduras Government International Bond 6.25%, 01/19/2027(a)		614	664,195

Ivory Coast – 0.2%
Ivory Coast Government International Bond 6.375%, 03/03/2028(a)		760	834,718

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kenya – 0.2%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(a)	U.S.$	572	$626,805

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(c)(d)		210	34,650
6.85%, 03/23/2027(a)(c)(d)		11	1,815
Series G 6.60%, 11/27/2026(a)(c)(d)		51	8,415

			44,880

Nigeria – 0.6%
Nigeria Government International Bond 7.625%, 11/21/2025-11/28/2047(a)		2,059	2,180,308

Oman – 0.2%
Oman Government International Bond 4.875%, 02/01/2025(a)		625	648,164

Pakistan – 0.1%
Pakistan Government International Bond 6.00%, 04/08/2026(a)		343	339,608

Senegal – 0.3%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	499	601,607
6.75%, 03/13/2048(a)	U.S.$	483	487,166

			1,088,773

South Africa – 0.3%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		208	208,819
4.85%, 09/27/2027-09/30/2029		740	771,207

			980,026

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2023-09/01/2024(a)		722	776,714

Total Emerging Markets - Sovereigns (cost $19,767,682)			19,969,330

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.8%
Risk Share Floating Rate – 4.8%
Bellemeade Re Ltd. Series 2019-1A, Class M2 2.786% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(h)		185	185,926

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M1C 2.086% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(h)	U.S.$	342	$343,444
Series 2019-3A, Class M1C 2.036% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(h)		853	853,000
Series 2019-4A, Class M1C 2.586% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(h)		465	468,493
Series 2019-4A, Class M2 2.936% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(h)		884	889,273
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.486% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(h)		209	209,909
Series 2019-R01, Class 2M2 2.536% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(h)		199	200,440
Series 2019-R02, Class 1M2 2.386% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(h)		60	60,748
Series 2019-R03, Class 1M2 2.236% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(h)		17	16,608
Series 2019-R05, Class 1M2 2.086% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(h)		88	88,183
Series 2019-R06, Class 2M2 2.186% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(h)		194	194,697
Series 2019-R07, Class 1M2 2.186% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(h)		312	313,831
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(h)		106	107,843
Series 2015-DNA2, Class M3 3.986% (LIBOR 1 Month + 3.90%), 12/25/2027(h)		167	168,302
Series 2016-DNA3, Class M3 5.086% (LIBOR 1 Month + 5.00%), 12/25/2028(h)		183	192,255
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(h)		1,038	1,073,601

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-HQA2, Class M3 5.236% (LIBOR 1 Month + 5.15%), 11/25/2028(h)	U.S.$	250	$257,767
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(h)		923	956,562
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(h)		944	967,664
Series 2018-DNA1, Class M2 1.886% (LIBOR 1 Month + 1.80%), 07/25/2030(h)		390	392,868
Series 2018-HQA1, Class M2 2.386% (LIBOR 1 Month + 2.30%), 09/25/2030(h)		184	186,923
Series 2018-HQA2, Class M2 2.386% (LIBOR 1 Month + 2.30%), 10/25/2048(a)(h)		602	610,134
Series 2019-DNA1, Class M2 2.736% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(h)		435	441,497
Series 2019-DNA3, Class M2 2.136% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(h)		97	98,351
Series 2019-HQA1, Class M2 2.436% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(h)		202	203,924
Series 2020-DNA1, Class M2 1.786% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(h)		992	995,784
Series 2020-HQA2, Class M2 3.186% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(h)		68	69,139
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 4.986% (LIBOR 1 Month + 4.90%), 11/25/2024(h)		57	59,559
Series 2015-C03, Class 1M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(h)		220	226,208
Series 2015-C03, Class 2M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(h)		25	25,353
Series 2015-C04, Class 1M2 5.786% (LIBOR 1 Month + 5.70%), 04/25/2028(h)		76	79,785

48 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 2M2 5.636% (LIBOR 1 Month + 5.55%), 04/25/2028(h)	U.S.$	91	$95,641
Series 2016-C01, Class 1M2 6.836% (LIBOR 1 Month + 6.75%), 08/25/2028(h)		222	234,103
Series 2016-C01, Class 2M2 7.036% (LIBOR 1 Month + 6.95%), 08/25/2028(h)		76	80,891
Series 2016-C03, Class 1M2 5.386% (LIBOR 1 Month + 5.30%), 10/25/2028(h)		154	162,047
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(h)		213	221,044
Series 2016-C07, Class 2M2 4.436% (LIBOR 1 Month + 4.35%), 05/25/2029(h)		108	112,594
Series 2017-C02, Class 2B1 5.586% (LIBOR 1 Month + 5.50%), 09/25/2029(h)		415	454,201
Series 2017-C03, Class 1M2 3.086% (LIBOR 1 Month + 3.00%), 10/25/2029(h)		64	65,950
Series 2017-C05, Class 1M2 2.286% (LIBOR 1 Month + 2.20%), 01/25/2030(h)		48	49,103
Series 2017-C07, Class 2M2 2.586% (LIBOR 1 Month + 2.50%), 05/25/2030(h)		10	9,701
Series 2018-C01, Class 1M2 2.336% (LIBOR 1 Month + 2.25%), 07/25/2030(h)		524	530,904
Series 2018-C02, Class 2M2 2.286% (LIBOR 1 Month + 2.20%), 08/25/2030(h)		233	235,836
Series 2018-C04, Class 2M2 2.636% (LIBOR 1 Month + 2.55%), 12/25/2030(h)		790	804,100
Home Re Ltd. Series 2020-1, Class M2 5.336% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(h)		440	457,181
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 2.986% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(h)		819	818,566

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oaktown Re III Ltd. Series 2019-1A, Class M2 2.636% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(h)	U.S.$	270	$271,604
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.087% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(h)		146	145,827
Series 2019-2R, Class A 2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(h)		163	161,554
Series 2020-1R, Class A 2.437% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(h)		205	206,032
Radnor Re Ltd. Series 2018-1, Class M2 2.786% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(h)		150	151,227
Series 2019-1, Class M1B 2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(h)		185	186,157
Series 2020-1, Class M1B 1.536% (LIBOR 1 Month + 1.45%), 01/25/2030(a)(h)		962	963,865
STACR Trust Series 2018-DNA3, Class M2 2.186% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(h)		445	451,412
Triangle Re Ltd. Series 2020-1, Class M1C 4.586% (LIBOR 1 Month + 4.50%), 10/25/2030(a)(h)		245	248,382

Total Collateralized Mortgage Obligations (cost $17,540,085)			18,055,993

MORTGAGE PASS-THROUGHS – 2.3%
Agency Fixed Rate 30-Year – 2.3%
Uniform Mortgage-Backed Security Series 2021 2.00%, 10/01/2051, TBA (cost $8,638,953)		8,545	8,562,845

50 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 1.6%
CLO - Floating Rate – 1.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(h)	U.S.$	644	$644,326
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class D 4.134% (LIBOR 3 Month + 4.00%), 01/20/2032(a)(h)		250	250,620
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(h)		250	250,399
Series 2020-78A, Class D 3.134% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(h)		443	444,026
Elevation CLO Ltd. Series 2020-11A, Class C 2.326% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(h)		250	244,025
Series 2020-11A, Class D1 3.976% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(h)		282	282,904
Elmwood CLO VII Ltd. Series 2020-4A, Class D 3.734% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(h)		300	301,806
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 3.051% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(h)		375	370,764
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 3.13% (LIBOR 3 Month + 3.00%), 10/29/2029(a)(h)		520	519,263
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 1.155% (LIBOR 3 Month + 1.03%), 04/26/2031(a)(h)		550	550,074
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(h)		250	250,468

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetite XXV Ltd. Series 2020-25A, Class D 3.425% (LIBOR 3 Month + 3.30%), 01/25/2032(a)(h)	U.S.$	250	$250,424
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.225% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(h)		521	519,183
Regatta XX Funding Ltd. Series 2021-2A, Class D 3.184% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(h)		250	250,031
Rockford Tower CLO Ltd. Series 2021-2A, Class D 3.363% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(h)		250	250,310
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.126% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(h)		550	550,593

Total Collateralized Loan Obligations (cost $5,935,727)			5,929,216

QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 8.375%, 11/07/2028(a)		596	687,560

Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		200	213,700

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 5.45%, 05/15/2030(a)		371	426,186

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(a)		221	239,217

Mexico – 0.5%
Petroleos Mexicanos 5.95%, 01/28/2031		379	366,455
6.49%, 01/23/2027		1,127	1,185,379
6.75%, 09/21/2047		240	207,924

52 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.84%, 01/23/2030	U.S.$	26	$26,725
6.95%, 01/28/2060		109	94,438

			1,880,921

Oman – 0.1%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		631	628,949

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		336	357,630

Ukraine – 0.1%
State Agency of Roads of Ukraine 6.25%, 06/24/2028(a)		653	644,838

Total Quasi-Sovereigns (cost $4,988,105)			5,079,001

ASSET-BACKED SECURITIES – 0.7%
Other ABS - Fixed Rate – 0.7%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/2047(a)		582	584,409
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		407	407,139
Series 2018-4A, Class C 4.91%, 12/15/2028(a)		752	754,900
Series 2019-2A, Class C 4.11%, 07/16/2029(a)		245	248,960
SoFi Consumer Loan Program Trust Series 2019-3, Class D 3.89%, 05/25/2028(a)		503	516,288

Total Asset-Backed Securities (cost $2,501,514)			2,511,696

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Fixed Rate CMBS – 0.4%
CD Mortgage Trust Series 2016-CD1, Class XA 1.525%, 08/10/2049(m)		4,071	219,782
Citigroup Commercial Mortgage Trust Series 2017-C4, Class XA 1.231%, 10/12/2050(m)		3,062	141,907

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2012-CR3, Class D 4.908%, 10/15/2045(a)	U.S.$	100	$69,940
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.303%, 08/10/2044(a)		210	179,025
Series 2011-GC5, Class D 5.303%, 08/10/2044(a)		236	117,815
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.55%, 11/15/2047		225	219,749
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.187%, 09/15/2050(m)		1,105	49,227
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.734%, 05/10/2045(a)		140	132,871
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.764%, 10/15/2049(m)		2,430	157,757
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.024%, 06/15/2044(a)		25	17,250

			1,305,323

Non-Agency Floating Rate CMBS – 0.2%
BFLD Trust Series 2019-DPLO, Class E 2.324% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(h)		160	158,799
Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(h)		690	690,415

			849,214

Total Commercial Mortgage-Backed Securities (cost $2,364,261)			2,154,537

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Colombia – 0.1%
Colombia Government International Bond 8.125%, 05/21/2024		370	427,304

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025	U.S.$	244	$267,759

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		404	429,250

Total Governments - Sovereign Bonds (cost $1,058,849)			1,124,313

		Shares
COMMON STOCKS – 0.2%
Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Bonanza Creek Energy, Inc.		3,453	165,398
Denbury, Inc.(d)		2,433	170,919
Gulfport Energy Operating Corp.(d)		4,434	364,519

			700,836

Industrials – 0.0%
Services – 0.0%
Carlson Travel, Inc.(d)(g)(k)(n)		145	– 0	–

Total Common Stocks (cost $481,222)			700,836

PREFERRED STOCKS – 0.0%
Industrial – 0.0%
Energy – 0.0%
Gulfport Energy Operating Corp. 10.00%(d)(g) (cost $12,080)		14	84,755

SHORT-TERM INVESTMENTS – 7.4%
Investment Companies – 7.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(o)(p)(q) (cost $27,812,406)		27,812,406	27,812,406

Total Investments – 101.7% (cost $373,438,868)			382,162,350
Other assets less liabilities – (1.7)%			(6,206,113)

Net Assets – 100.0%			$375,956,237

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	259	December 2021	$31,790,227	$(209,191)
U.S. T-Note 10 Yr (CBT) Futures	26	December 2021	3,421,844	(37,208)

Sold Contracts
Euro-BOBL Futures	29	December 2021	4,532,589	29,529

				$(216,870)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	GBP	810	USD	1,113	11/10/2021	$21,100
JPMorgan Chase Bank, NA	EUR	624	USD	732	11/08/2021	9,057
Morgan Stanley Capital Services, Inc.	EUR	20,166	USD	23,964	11/08/2021	589,983
State Street Bank & Trust Co.	EUR	289	USD	343	11/08/2021	7,788

						$627,928

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.49%	USD	2,166	$192,897	$1,857	$191,040
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00	Quarterly	3.01	USD	3,654	342,795	346,869	(4,074)
iTraxxx Xover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	2.53	EUR	4,540	628,847	639,567	(10,720)

						$1,164,539	$988,293	$176,246

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	10.00%	USD	1,867	$838,381	$859,637	$(21,256)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)	Monthly	10.00	USD	521	233,726	61,794	171,932
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)	Monthly	10.00	USD	1,147	515,061	137,840	377,221

Sale Contracts
Credit Suisse International
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.40	EUR	410	16,690	5,173	11,517
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	315	(89,460)	(20,049)	(69,411)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,052	(298,768)	(68,739)	(230,029)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.95	USD	200	18,242	8,938	9,304
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	806	(361,841)	(97,614)	(264,227)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	807	(362,275)	(95,179)	(267,096)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	989	(444,196)	(111,104)	(333,092)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	46	(13,064)	(2,925)	(10,139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	592	(168,128)	(39,790)	(128,338)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	81	(36,357)	(15,280)	(21,077)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	121	(54,536)	(22,776)	(31,760)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	758	(340,200)	(139,142)	(201,058)

						$(546,725)	$460,784	$(1,007,509)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $224,708,847 or 59.8% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.

(c)	Defaulted.

(d)	Non-income producing security.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ABN AMRO Bank NV 7.75%, 05/15/2023	03/21/2018	$210,193	$219,616	0.06%
Carlson Travel, Inc. 6.75%, 12/15/2025	12/09/2016	586,478	693,600	0.18%
10.50%, 03/31/2025	12/09/2016	140,602	149,952	0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.437%, 02/27/2023	02/11/2020	205,349	206,032	0.05%
Terraform Global Operating LLC 6.125%, 03/01/2026	01/10/2019	111,406	111,065	0.03%
Tonon Luxembourg SA 6.50%, 10/31/2024	07/24/2015	210,163	1,021	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/15/2013	425,000	4,250	0.00%

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.

(i)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2021.

(j)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Fair valued by the Adviser.

(l)	Defaulted matured security.

(m)	IO – Interest Only.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Carlson Travel, Inc.	08/18/2020	$	– 0	–	$	– 0	–	0.00%

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 59

STATEMENT OF ASSETS & LIABILITIES

September 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $345,626,462)	$354,349,944
Affiliated issuers (cost $27,812,406)	27,812,406
Cash	384,331
Cash collateral due from broker	3,031,715
Foreign currencies, at value (cost $54,313)	53,697
Unaffiliated interest and dividends receivable	4,119,091
Market value on credit default swaps (net premiums paid $1,073,382)	1,622,100
Receivable for capital stock sold	1,014,853
Unrealized appreciation on forward currency exchange contracts	627,928
Receivable for investment securities sold	223,440
Receivable for terminated centrally cleared credit default swaps	62,215
Receivable for variation margin on futures	28,200
Affiliated dividends receivable	214

Total assets	393,330,134

Liabilities
Payable for investment securities purchased	12,711,362
Market value on credit default swaps (net premiums paid $612,598)	2,168,825
Cash collateral due to broker	1,238,000
Payable for capital stock redeemed	501,105
Dividends payable	194,388
Advisory fee payable	131,592
Payable for terminated centrally cleared credit default swaps	62,887
Foreign capital gains tax payable	28,062
Administrative fee payable	24,142
Payable for variation margin on centrally cleared swaps	23,475
Distribution fee payable	14,556
Transfer Agent fee payable	4,067
Accrued expenses	271,436

Total liabilities	17,373,897

Net Assets	$375,956,237

Composition of Net Assets
Capital stock, at par	$36,342
Additional paid-in capital	382,422,877
Accumulated loss	(6,502,982)

Net Assets	$375,956,237

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$31,086,532	3,000,866	$10.36	*

C	$10,037,718	969,563	$10.35

Advisor	$334,801,420	32,368,944	$10.34

R	$10,397	1,004	$10.36

K	$10,399	1,004	$10.36

I	$9,771	943	$10.36

*	The maximum offering price per share for Class A shares was $10.82 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income
Interest	$14,701,055
Dividends
Affiliated issuers	2,521
Unaffiliated issuers	2,417
Other income	16,784	$14,722,777

Expenses
Advisory fee (see Note B)	1,812,958
Distribution fee—Class A	67,877
Distribution fee—Class C	106,156
Distribution fee—Class R	47
Distribution fee—Class K	24
Transfer agency—Class A	10,893
Transfer agency—Class C	4,222
Transfer agency—Advisor Class	117,157
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Custody and accounting	159,531
Audit and tax	137,496
Administrative	95,009
Registration fees	72,124
Printing	39,672
Legal	37,789
Directors’ fees	22,624
Miscellaneous	20,940

Total expenses	2,704,532
Less: expenses waived and reimbursed by the Adviser (see Note B)	(232,859)

Net expenses		2,471,673

Net investment income		12,251,104

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		2,330,476
Forward currency exchange contracts		(73,877)
Futures		(501,034)
Swaps		(253,882)
Foreign currency transactions		1,934
Net change in unrealized appreciation/depreciation of:
Investments(b)		9,102,618
Forward currency exchange contracts		593,226
Futures		(274,753)
Swaps		2,287,859
Foreign currency denominated assets and liabilities		(8,921)

Net gain on investment and foreign currency transactions		13,203,646

Net Increase in Net Assets from Operations		$25,454,750

(a)	Net of foreign realized capital gains taxes of $3,412.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,351.

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 61

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,251,104	$10,749,965
Net realized gain (loss) on investment and foreign currency transactions	1,503,617	(4,158,395)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,700,029	(5,889,570)

Net increase in net assets from operations	25,454,750	702,000
Distributions to Shareholders
Class A	(1,047,641)	(884,408)
Class C	(332,663)	(557,273)
Advisor Class	(11,989,769)	(11,679,570)
Class R	(374)	(433)
Class K	(400)	(458)
Class I	(399)	(453)
Capital Stock Transactions
Net increase	72,275,585	28,533,277

Total increase	84,359,089	16,112,682
Net Assets
Beginning of period	291,597,148	275,484,466

End of period	$375,956,237	$291,597,148

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

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NOTES TO FINANCIAL STATEMENTS (continued)

other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates - Non-Investment Grade	$	– 0	–	$163,344,676		$575,030		$163,919,706
Corporates - Investment Grade		– 0	–	79,671,989		– 0	–	79,671,989
Bank Loans		– 0	–	22,543,357		2,955,518		25,498,875
Emerging Markets - Corporate Bonds		– 0	–	21,085,831		1,021		21,086,852
Emerging Markets - Sovereigns		– 0	–	19,969,330		– 0	–	19,969,330
Collateralized Mortgage Obligations		– 0	–	18,055,993		– 0	–	18,055,993
Mortgage Pass-Throughs		– 0	–	8,562,845		– 0	–	8,562,845
Collateralized Loan Obligations		– 0	–	5,929,216		– 0	–	5,929,216
Quasi-Sovereigns		– 0	–	5,079,001		– 0	–	5,079,001
Asset-Backed Securities		– 0	–	2,511,696		– 0	–	2,511,696
Commercial Mortgage-Backed Securities		– 0	–	2,154,537		– 0	–	2,154,537
Governments - Sovereign Bonds		– 0	–	1,124,313		– 0	–	1,124,313
Common Stocks		700,836		– 0	–	0	(a)	700,836
Preferred Stocks		– 0	–	– 0	–	84,755		84,755
Short-Term Investments		27,812,406		– 0	–	– 0	–	27,812,406

Total Investments in Securities		28,513,242		350,032,784		3,616,324		382,162,350
Other Financial Instruments(b):
Assets:
Futures		29,529		– 0	–	– 0	–	29,529	(c)
Forward Currency Exchange Contracts		– 0	–	627,928		– 0	–	627,928
Centrally Cleared Credit Default Swaps		– 0	–	1,164,539		– 0	–	1,164,539	(c)
Credit Default Swaps		– 0	–	1,622,100		– 0	–	1,622,100
Liabilities:
Futures		(246,399)		– 0	–	– 0	–	(246,399	)(c)
Credit Default Swaps		– 0	–	(2,168,825)		– 0	–	(2,168,825)

Total		$28,296,372		$351,278,526		$3,616,324		$383,191,222

(a)	The Portfolio held securities with zero market value at period end.

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(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Foreign Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2022. For the year ended September 30, 2021, such reimbursements/waivers amounted to $222,778.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2021, the reimbursement for such services amounted to $95,009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $43,874 for the year ended September 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,508 from the sale of Class A shares and received $0 and $1,238 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2021, such waiver amounted to $10,081.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2021 is as follows:

Fund	Market Value 9/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$17,082	$136,330	$125,600	$27,812	$3

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $303,595, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$161,035,805	$71,770,715
U.S. government securities	113,362,061	108,966,285

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$373,888,937

Gross unrealized appreciation	$13,406,818
Gross unrealized depreciation	(4,856,632)

Net unrealized appreciation	$8,550,186

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended September 30, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

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risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default

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by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$29,529	*	Receivable/Payable for variation margin on futures	$246,399	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	191,040	*	Receivable/Payable for variation margin on centrally cleared swaps	14,794	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	627,928

Credit contracts	Market value on credit default swaps	1,622,100		Market value on credit default swaps	2,168,825

Total		$2,470,597			$2,430,018

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(501,034)	$(274,753)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(73,877)	593,226

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(253,882)	2,287,859

Total		$(828,793)	$2,606,332

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2021:

Futures:
Average notional amount of buy contracts	$40,981,955
Average notional amount of sale contracts	$5,287,177
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,571,586	(a)
Average principal amount of sale contracts	$23,523,568
Credit Default Swaps:
Average notional amount of buy contracts	$3,622,094
Average notional amount of sale contracts	$6,668,631
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,711,504	(b)
Average notional amount of sale contracts	$22,724,612
Total Return Swaps:
Average notional amount	$31,980,000	(c)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$838,381	$	– 0	–	$(838,381)		$	– 0	–	$	– 0	–
Credit Suisse International	250,416		– 0	–	(250,416)			– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	554,403		(554,403)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	9,057		(9,057)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services, Inc.	$589,983	$	– 0	–	$	– 0	–	$	– 0	–	$589,983
State Street Bank & Trust Co.	7,788		– 0	–		– 0	–		– 0	–	7,788

Total	$2,250,028		$(563,460)			$(1,088,797)		$	– 0	–	$597,771	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Deutsche Bank AG	$388,228	$	– 0	–	$(388,228)	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,349,504		(554,403)		(795,101)		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	431,093		(9,057)		(422,036)		– 0	–		– 0	–

Total	$2,168,825		$(563,460)		$(1,605,365)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020

Class A
Shares sold	893,518	969,237	$9,253,412	$9,384,438

Shares issued in reinvestment of dividends	60,199	52,836	621,073	524,194

Shares converted from Class C	209,731	398,848	2,170,300	3,916,773

Shares redeemed	(614,678)	(849,475)	(6,350,266)	(8,406,403)

Net increase	548,770	571,446	$5,694,519	$5,419,002

Class C
Shares sold	217,495	337,820	$2,247,519	$3,315,947

Shares issued in reinvestment of dividends	17,760	32,162	182,997	319,321

Shares converted to Class A	(209,821)	(399,165)	(2,170,300)	(3,916,773)

Shares redeemed	(172,841)	(555,197)	(1,781,657)	(5,391,555)

Net decrease	(147,407)	(584,380)	$(1,521,441)	$(5,673,060)

Advisor Class
Shares sold	14,257,102	12,922,054	$147,259,359	$127,471,160

Shares issued in reinvestment of dividends	873,224	869,277	8,996,889	8,602,971

Shares redeemed	(8,542,476)	(11,047,105)	(88,153,741)	(107,286,796)

Net increase	6,587,850	2,744,226	$68,102,507	$28,787,335

There were no transactions in capital shares for Class R, Class K and Class I for the year ended September 30, 2021.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$13,371,246	$13,122,595

Total taxable distributions paid	$13,371,246	$13,122,595

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$425,799
Accumulated capital losses	(15,060,376	)(a)
Unrealized appreciation/(depreciation)	8,533,165	(b)

Total accumulated earnings/(deficit)	$(6,101,412	)(c)

(a)	As of September 30, 2021, the Fund had a net capital loss carryforward of $15,060,376.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Fund had a net short-term capital loss carryforward of $7,142,427 and a net long-term capital loss carryforward of $7,917,949, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as

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NOTES TO FINANCIAL STATEMENTS (continued)

of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.95	$ 10.36	$ 10.24	$ 10.40	$ 10.31

Income From Investment Operations

Net investment income(a)(b)	.36	.37	.39	.38	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	(.33)	.16	(.16)	.12

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase in net asset value from operations	.81	.04	.55	.22	.45

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.45)	(.43)	(.36)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.40)	(.45)	(.43)	(.38)	(.36)

Net asset value, end of period	$ 10.36	$ 9.95	$ 10.36	$ 10.24	$ 10.40

Total Return

Total investment return based on net asset value(d)	8.23%	.54%	5.54%	2.23%	4.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,087	$24,393	$19,487	$17,897	$23,596

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95%	.95%	.95%	.95%	.95%

Expenses, before waivers/reimbursements(e)‡	1.02%	1.04%	1.05%	1.05%	1.04%

Net investment income(b)	3.52%	3.71%	3.85%	3.69%	3.18%

Portfolio turnover rate	57%	60%	37%	39%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.94	$ 10.35	$ 10.23	$ 10.40	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.29	.29	.32	.30	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.32)	.16	(.16)	.13

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.73	(.03)	.48	.14	.38

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.38)	(.36)	(.30)	(.28)

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.32)	(.38)	(.36)	(.31)	(.28)

Net asset value, end of period	$ 10.35	$ 9.94	$ 10.35	$ 10.23	$ 10.40

Total Return

Total investment return based on net asset value(d)	7.43%	(.21)%	4.76%	1.37%	3.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,038	$11,105	$17,617	$21,412	$27,083

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.70%	1.70%	1.70%	1.70%	1.70%

Expenses, before waivers/reimbursements(e)‡	1.77%	1.79%	1.80%	1.80%	1.79%

Net investment income(b)	2.78%	2.96%	3.11%	2.95%	2.43%

Portfolio turnover rate	57%	60%	37%	39%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.93	$ 10.35	$ 10.22	$ 10.39	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.39	.39	.42	.41	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	(.33)	.17	(.17)	.12

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase in net asset value from operations	.84	.06	.59	.24	.48

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.48)	(.46)	(.39)	(.39)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.43)	(.48)	(.46)	(.41)	(.39)

Net asset value, end of period	$ 10.34	$ 9.93	$ 10.35	$ 10.22	$ 10.39

Total Return

Total investment return based on net asset value(d)	8.52%	.70%	5.91%	2.38%	4.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$334,801	$256,070	$238,350	$225,703	$283,856

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70%	.70%	.70%	.69%	.70%

Expenses, before waivers/reimbursements(e)‡	.77%	.79%	.80%	.80%	.79%

Net investment income(b)	3.77%	3.97%	4.10%	3.94%	3.45%

Portfolio turnover rate	57%	60%	37%	39%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.94	$ 10.36	$ 10.23	$ 10.40	$ 10.31

Income From Investment Operations

Net investment income(a)(b)	.35	.35	.37	.35	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.34)	.17	(.16)	.11

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase in net asset value from operations	.79	.01	.54	.19	.42

Less: Dividends and Distributions

Dividends from net investment income	(.37)	(.43)	(.41)	(.34)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.37)	(.43)	(.41)	(.36)	(.33)

Net asset value, end of period	$ 10.36	$ 9.94	$ 10.36	$ 10.23	$ 10.40

Total Return

Total investment return based on net asset value(d)	8.05%	.21%	5.39%	1.87%	4.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.20%	1.20%	1.20%	1.20%	1.20%

Expenses, before waivers/reimbursements(e)‡	1.24%	1.30%	1.31%	1.32%	1.30%

Net investment income(b)	3.37%	3.49%	3.63%	3.43%	2.96%

Portfolio turnover rate	57%	60%	37%	39%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.95	$ 10.36	$ 10.23	$ 10.40	$ 10.31

Income From Investment Operations

Net investment income(a)(b)	.37	.37	.40	.38	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.32)	.16	(.17)	.12

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase in net asset value from operations	.81	.05	.56	.21	.45

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.46)	(.43)	(.36)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.40)	(.46)	(.43)	(.38)	(.36)

Net asset value, end of period	$ 10.36	$ 9.95	$ 10.36	$ 10.23	$ 10.40

Total Return

Total investment return based on net asset value(d)	8.22%	.56%	5.65%	2.12%	4.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95%	.95%	.95%	.95%	.95%

Expenses, before waivers/reimbursements(e)‡	1.00%	1.04%	1.04%	1.06%	1.04%

Net investment income(b)	3.62%	3.74%	3.87%	3.67%	3.21%

Portfolio turnover rate	57%	60%	37%	39%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 9.95	$ 10.36	$ 10.24	$ 10.40	$ 10.31

Income From Investment Operations

Net investment income(a)(b)	.40	.39	.42	.40	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.32)	.16	(.15)	.12

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase in net asset value from operations	.83	.07	.58	.25	.48

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.48)	(.46)	(.39)	(.39)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.42)	(.48)	(.46)	(.41)	(.39)

Net asset value, end of period	$ 10.36	$ 9.95	$ 10.36	$ 10.24	$ 10.40

Total Return

Total investment return based on net asset value(d)	8.47%	.80%	5.80%	2.47%	4.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$9	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70%	.70%	.70%	.70%	.70%

Expenses, before waivers/reimbursements(e)‡	.72%	.75%	.76%	.77%	.75%

Net investment income(b)	3.85%	3.96%	4.10%	3.93%	3.46%

Portfolio turnover rate	57%	60%	37%	39%	46%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.02%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended September 30, 2019, September 30, 2018 and September 30, 2017, such waiver amounted to .01%, .01% and .02%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Limited Duration High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Limited Duration High Income Portfolio (the “Fund”) (one of the series constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Bond Fund, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 24, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2021. For foreign shareholders, 50.65% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Jacqueline Pincus(2), Vice President William Smith(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Messrs. Distenfeld and Smith and Ms. Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Ezan, 45	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also co-Head of Fixed-Income.

Jacqueline Pincus, 35	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2016.

William Smith, 34	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also a Director of US High Yield Credit.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2016.

Michael B. Reyes, 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke, 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto, 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

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Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

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Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI- 0151-0921

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income Portfolio	2020	$111,484	$—	$25,307
	2021	$111,484	$—	$34,604

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income Portfolio	2020	$1,035,014	$25,307
			$—
			$(25,307)
	2021	$1,109,744	$34,604
			$—
			$(34,604)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: November 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: November 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2021